UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 21, 2019

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01                                           Regulation FD Disclosure

On August 21, 2019, Intrepid Potash, Inc. issued investor presentation materials entitled “Oilfield Solutions: Intrepid’s Water Story.” A copy of the materials is furnished as Exhibit 99.1 to this report.  We use these materials from time to time in our conversations with investors, analysts, and other interested parties.

The information furnished under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Intrepid Potash, Inc., Oilfield Solutions: Intrepid’s Water Story

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTREPID POTASH, INC.

Dated: August 21, 2019	By:	/s/ Margaret E. McCandless
Margaret E. McCandless
Vice President, General Counsel, and Secretary